Exhibit 10.1

AMENDMENT NO. 1 TO
CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) dated as of May 19, 2020, is entered into by and among ONDECK ASSET FUNDING II LLC, a Delaware limited liability company (“Company”), the Lenders party hereto which constitute all the Lenders currently party to the Credit Agreement (as defined below) and ARES AGENT SERVICES, L.P., as Administrative Agent for the Lenders (in such capacity, “Administrative Agent”).
RECITALS:
WHEREAS, Company, the Lenders party thereto from time to time, the Administrative Agent, ARES AGENT SERVICES, L.P., as Collateral Agent, and WELLS FARGO BANK, N.A., as Paying Agent, entered into a Credit Agreement, dated as of August 8, 2018 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made advances and other financial accommodations to Company. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement, as amended hereby;
WHEREAS, Company, the Lenders and the Administrative Agent desire to amend the Credit Agreement as set forth herein subject to the terms and conditions set forth herein; and
WHEREAS, pursuant to the Temporary Waiver, dated as of May 14, 2020 (the “Temporary Waiver”), by and among Company, the Administrative Agent and the Lenders, the parties hereto agreed to apply Collections for the month of April 2020 (the “April Collections”) on the Interest Payment Date occurring on May 15, 2020 solely with respect to items “first” through “fifth” of Section 2.11(a) of the Credit Agreement, to retain the remaining April Collections (the “Retained April Collections”) in the Collection Account and desire to apply all Collections in the Collection Account, including the Retained April Collections, as of the date hereof as set forth herein.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT
The Credit Agreement is, effective as of the First Amendment Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 4.1 hereof, hereby amended as follows:

1.1	Section 1.1 of the Credit Agreement.

(a)	The following new definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:
“COVID Impacted Industries” means the industries set forth on Appendix F.
“COVID Policies” means the portion of the written Underwriting Policies attached hereto as Appendix G that relate to the COVID-19 pandemic.
“COVID Receivable” means any Receivable arising under an OnDeck LOC that (i) was originated and the first advance thereunder was funded on or prior to March 11, 2020, (ii) had, as

Exhibit 10.1

of April 24, 2020, a Missed Payment Factor of less than (x) if such Receivable is a Daily Pay Receivable, thirty (30), (y) if such Receivable is a Weekly Pay Receivable, six (6) or (z) if such Receivable is a Monthly Pay Receivable, one and one half (1.5) and (iii) the Servicer subsequently determines that such Receivable is “COVID19-Confirmed” or “Pandemic-Impacted” or that it has any other similar COVID-19 related indication in its loan servicing platform, in each case, in accordance with the Underwriting Policies (as amended by the COVID Policies).
“COVID Related Material Modification” means any Material Modification of a COVID Receivable made in accordance with the Underwriting Policies (as amended by the COVID Policies) during the Relief Period that (x) had a Missed Payment Factor of zero as of March 11, 2020 and (y) had, as of April 24, 2020, a Missed Payment Factor of less than (i) if such Receivable is a Daily Pay Receivable, thirty (30), (ii) if such Receivable is a Weekly Pay Receivable, six (6) or (iii) if such Receivable is a Monthly Pay Receivable, one and one half (1.5).For the avoidance of doubt, no COVID Related Material Modifications may be made after the expiration of the Relief Period.
“COVID Related Modification” means any COVID Related Material Modification or COVID Related Temporary Modification.
“COVID Related Temporary Modification” means any temporary modification of a COVID Receivable made in accordance with Underwriting Policies (as amended by the COVID Policies) during the Relief Period, including, but not limited to, grace days, workout programs or holds, that (x) had a Missed Payment Factor of zero as of March 11, 2020 and (y) had, as of April 24, 2020, a Missed Payment Factor of less than (i) if such Receivable is a Daily Pay Receivable, thirty (30), (ii) if such Receivable is a Weekly Pay Receivable, six (6) or (iii) if such Receivable is a Monthly Pay Receivable, one and one half (1.5). For the avoidance of doubt, no COVID Related Temporary Modifications may be made after the expiration of the Relief Period.
“Effective Advance Rate” means, (a) as of the First Amendment Effective Date, the lesser of (i) 82.5% and (ii) the Effective Advance Rate Benchmark calculated as of the First Amendment Effective Date and (b) as of any subsequent Interest Payment Date from the First Amendment Effective Date to but excluding the Relief Period End Date, the lesser of (i) the Effective Advance Rate Benchmark calculated as of such Interest Payment Date and (ii) the lowest Effective Advance Rate as of any date on or after the First Amendment Effective Date. The Effective Advance Rate shall be (x) determined on the First Amendment Effective Date and on each Interest Payment Date occurring from the First Amendment Effective Date to but excluding the Relief Period End Date, (y) reflected in a report in form and substance acceptable to the Administrative Agent and the Requisite Lenders delivered by the Servicer on each such date and (z) used for calculations of the Borrowing Base until re-determined on the immediately succeeding Interest Payment Date during the period beginning on the First Amendment Effective Date to but excluding the Relief Period End Date.
“Effective Advance Rate Benchmark” means, as of the First Amendment Effective Date or any subsequent Interest Payment Date from the First Amendment Effective Date to but excluding the Relief Period End Date, the percentage equivalent of a fraction (a) the numerator of which is (i) the Total Utilization of Commitments as of such date, after giving effect to any repayments of the Loans on such date minus (ii) the aggregate amount of Collections in the Lockbox Account and the Collection Account to the extent such Collections and other funds have already been applied to reduce the Eligible Portfolio Outstanding Principal Balance as of such date, after the application of Collections pursuant to Section 2.11 on such date, minus (iii) the fair market value of all Permitted

Exhibit 10.1

Investments held in the Collection Account as of such date, after the application of Collections pursuant to Section 2.11 on such date, plus (iv) 100% of the sum of the Accrued Interest Amount through such date and the aggregate amount of all accrued and unpaid fees and expenses due hereunder and under the Servicing Agreement, the Backup Servicing Agreement, the Custodial Agreement and the Successor Servicing Agreement through such date and (b) the denominator of which is the Adjusted EPOPB as of such date.
“First Amendment” means that certain Amendment No. 1 to Credit Agreement, dated as of May 19, 2020, by and among the Company, the Lenders party thereto and the Administrative Agent.
“First Amendment Effective Date” means May 20, 2020.
“Monthly Pay Receivable” means any COVID Receivable for which a Payment is due once per month (after giving effect to any COVID Related Modification relating thereto).
“Relief Period” means the period beginning on March 11, 2020 to but excluding the Relief Period End Date.
“Relief Period End Date” means July 23, 2020, or such later date as mutually agreed by the Administrative Agent (acting with the prior written consent of the Requisite Lenders) and the Company.
“Specified Servicer Default” means the occurrence of a Servicer Default under clause (viii) of the definition thereof that has not been waived by the holders of the related Indebtedness.

“Step Down Phase 1 Period” means the 30-day period beginning on (and including) the Relief Period End Date.
“Step Down Phase 2 Period” means the 30-day period beginning immediately after the expiration of the Step Down Phase 1 Period.
“Target Advance Rate” means 70%.
(b)    The following definitions in Section 1.1 of the Credit Agreement are hereby amended and restated as follows:
“Advance Rate” means, (a) from the First Amendment Effective Date to but excluding the Relief Period End Date, the Effective Advance Rate then applicable in accordance with the definition thereof and (b) at all times on and after the Relief Period End Date, the Target Advance Rate.

Exhibit 10.1

“Charged-Off Receivable” means, with respect to any date of determination, a Receivable which (i) consistent with the Underwriting Policies has or should have been written off the Company’s books as uncollectable, (ii) has a Missed Payment Factor of (x) with respect to Daily Pay Receivables, sixty (60) or higher, (y) with respect to Weekly Pay Receivables, twelve (12) or higher or (z) with respect to Monthly Pay Receivables, three (3) or higher, (iii) which, to the Company’s or Servicer’s knowledge, has been the subject of fraud in connection with its origination or (iv) for which, to the Company’s or Servicer’s knowledge, the related Receivables Obligor is the subject of a bankruptcy or insolvency proceeding.
“Delinquency Ratio” means, as of any Determination Date, the percentage equivalent of a fraction (a) the numerator of which is the aggregate Outstanding Principal Balance of all Pledged Receivables (that are not Charged-Off Receivables) that had a Missed Payment Factor of (x) with respect to Daily Pay Receivables, fifteen (15) or higher, (y) with respect to Weekly Pay Receivables, three (3) or higher, or (z) with respect to Monthly Pay Receivables, 0.75 or higher, in each case, as of such Determination Date, and (b) the denominator of which is the aggregate Outstanding Principal Balance of all Pledged Receivables (that are not Charged-Off Receivables) as of such Determination Date.
“Excess Interest Collections” means, with respect to any Monthly Period, an amount equal to (a) the sum of all Collections received during such Monthly Period that were not applied by the Servicer to reduce the Outstanding Principal Balance of the Pledged Receivables in accordance with the Servicing Agreement minus (b) the aggregate amount paid (or payable) by Company on the first Interest Payment Date following such Monthly Period pursuant to clauses (a)(i), (a)(ii), (a)(iii), (a)(iv), (a)(v), (a)(vi), (a)(vii), (a)(ix), (a)(x), (a)(xi), (a)(xii), (a)(xiii), and (a)(xv) of Section 2.11.

“Missed Payment Factor” means, in respect of any Receivable, an amount equal to the sum of (a) the amount equal to (i) the total past due amount of Payments in respect of such Receivable, divided by (ii) the required periodic Payment in respect of such Receivable as set forth in the related Receivables Agreement, determined, with respect to Payments due during the Relief Period, by giving effect to COVID Related Temporary Modifications during the Relief Period, but without giving effect to any other temporary modifications (including, but not limited to, grace days, workout programs or holds) of such required periodic Payment then applicable to such Receivable, and (b) the number of Payment Dates, if any, past the Receivable maturity date on which a Payment was due but not received; provided that, unless otherwise agreed to by the Administrative Agent and the Requisite Lenders prior to June 10, 2020, at all times after the First Amendment Effective Date, “Missed Payment Factor” shall have the following meaning for the purpose of calculating the Delinquency Ratio to determine whether a Hot Backup Servicer Event (as defined in the Backup Servicing Agreement) has occurred: “Missed Payment Factor” means, in respect of any Receivable, an amount equal to the sum of (a) the amount equal to (i) the total past due amount of Payments in respect of such Receivable, divided by (ii) the required periodic Payment in respect of such Receivable as set forth in the related Receivables Agreement, determined without giving effect to any temporary modifications (including, but not limited to, grace days, workout programs or holds) of such required periodic Payment then applicable to such Receivable, and (b) the number of Payment Dates, if any, past the Receivable maturity date on which a Payment was due but not received.

Exhibit 10.1

“Receivable Yield” means, with respect to any Receivable, the imputed interest rate that is calculated on the basis of the expected aggregate annualized rate of return (calculated inclusive of all interest and fees (other than any Upfront Fees)) of such Receivable over the life of such Receivable.
Such calculation shall assume:

(a) 12 Payment Dates per annum, for Monthly Pay Receivables;

(b) 52 Payment Dates per annum, for Weekly Pay Receivables; and

(c) 252 Payment Dates per annum, for Daily Pay Receivables.
“Weekly Pay Receivable” means any Receivable for which a Payment is generally due once per week (and, for the avoidance of doubt, each LOC Receivable, other than Monthly Pay Receivables, shall be considered a Weekly Pay Receivable hereunder).

1.2    Section 2.1(a) of the Credit Agreement is hereby amended by (x) inserting “or the Relief Period” immediately after “the Early Amortization Period” where it appears therein and (y) adding the following sentence at the end thereof:
Notwithstanding anything to the contrary herein, the Company shall not request any Loans, and the Lenders shall not be required to fund any Loans to the Company, from the First Amendment Effective Date to but excluding the Relief Period End Date.

1.3    Section 2.10(c)(vii) of the Credit Agreement is hereby amended by replacing the first parenthetical therein with the following:
(and, (x) with respect to clause (A) below, so long as no Early Amortization Period is then occurring, and (y) with respect to clause (C) below, so long as the Commitment Period is in effect and, other than with respect to Subsequent LOC Advances made after May 12, 2020, the Relief Period has ended (unless otherwise agreed with the consent of the Administrative Agent and the Requisite Lenders))
1.4    Section 2.11(a) of the Credit Agreement is hereby amended to restate clauses (i), (v) – (viii) and (xii) – (xv) and to add a new clause (xvi) as set forth below:

(i)    first, to Company, amounts sufficient for Company to maintain its limited liability company existence and to pay similar expenses up to an amount not to exceed $1,000 in any Fiscal Year, and only to the extent not previously distributed to Company during such Fiscal Year pursuant to clause (xvi) below;
(v)     fifth, (A) prior to the occurrence of a Specified Servicer Default, on a pro rata basis to the Class B Lenders, at the direction of the Administrative Agent, to pay fees (including, without any limitation, any and all payments payable or allocable to the Class B Lenders pursuant to the Pricing Letter) and unpaid accrued Class B Interest Amounts (calculated in accordance with Section 2.5), (B) on and after the occurrence of a Specified Servicer Default until the Class A Loans have been reduced to zero, to the Class A Lenders based on their Pro Rata Shares at the direction of

Exhibit 10.1

the Administrative Agent, to pay in reduction of the Class A Loans, an amount equal to the fees and unpaid accrued Class B Interest Amounts that would have been paid to the Class B Lenders if clause (A) applied and (C) on and after the occurrence of a Specified Servicer Default, but only if the Class A Loans have been previously reduced to zero, on a pro rata basis to the Class B Lenders, at the direction of the Administrative Agent, to pay fees (including, without any limitation, any and all payments payable or allocable to the Class B Lenders pursuant to the Pricing Letter) and unpaid accrued Class B Interest Amounts (calculated in accordance with Section 2.5), including all unpaid fees and unpaid accrued Class B Interest Amounts that were not paid to the Class B Lenders on previous Interest Payment Dates due to the application of clause (B);
(vi)    sixth, (A) prior to the occurrence of a Specified Servicer Default, to the Class A Lenders based on their Pro Rata Shares at the direction of the Administrative Agent, to pay in reduction of the Class A Loans, any amount necessary to reduce the Class A Borrowing Base Deficiency Amount, if any, to zero and (B) on and after the occurrence of a Specified Servicer Default, to the Class A Lenders based on their Pro Rata Shares at the direction of the Administrative Agent, to pay in reduction of the Class A Loans, any amount necessary to reduce the Borrowing Base Deficiency, if any, to zero;
(vii)    seventh, (A) prior to the occurrence of a Specified Servicer Default, to the Class B Lenders based on their Pro Rata Shares at the direction of the Administrative Agent, to pay in reduction of the Class B Loans, any amount necessary to reduce the Class B Borrowing Base Deficiency Amount, if any, to zero and (B) on and after the occurrence of a Specified Servicer Default, but only if the Class A Loans have been previously reduced to zero, to the Class B Lenders based on their Pro Rata Shares at the direction of the Administrative Agent, to pay in reduction of the Class B Loans, any amount necessary to reduce the Class B Borrowing Base Deficiency Amount, if any, to zero;
(viii)    eighth, on or after the Interest Payment Date occurring in September 2021 (A) prior to the occurrence of a Specified Servicer Default, to the Lenders, at the direction of the Administrative Agent, the Principal Payment Amount to reduce the outstanding principal balance of the Loans (which amount shall be allocated to the Class A Loans and the Class B Loans pro rata based on the Class A Commitments and Class B Commitments (and thereafter allocated to each Class A Lender or Class B Lender, as applicable, based on their related Pro Rata Shares)) and (B) on and after the occurrence of a Specified Servicer Default, (1) first, to the Class A Lenders based on their Pro Rata Shares at the direction of the Administrative Agent, the Principal Payment Amount to reduce the outstanding principal balance of the Class A Loans and (2) second, after the Class A Loans have been reduced to zero, to the Class B Lenders based on their Pro Rata Shares at the direction of the Administrative Agent, the Principal Payment Amount to reduce the outstanding principal balance of the Class B Loans;
(xii)    twelfth, (A) prior to the occurrence of a Specified Servicer Default, on a pro rata basis, to the Class B Lenders (based on their Pro Rata Shares), at the direction of the Administrative Agent, to pay any other Obligations then due and owing to the Class B Lenders or Class B Indemnitees, (B) on and after the occurrence of a Specified Servicer Default until the Class A Loans have been reduced to zero, to the Class A Lenders based on their Pro Rata Shares at the direction of the Administrative Agent, to pay in reduction of the Class A Loans, an amount equal to any other Obligations then due and owing to the Class B Lenders or Class B Indemnitees that would have been paid to the Class B Lenders or Class B Indemnitees if clause (A) applied and (C) on and after the occurrence of a Specified Servicer Default, but only if the Class A Loans have been

Exhibit 10.1

previously reduced to zero, on a pro rata basis, to the Class B Lenders (based on their Pro Rata Shares), at the direction of the Administrative Agent, to pay any other Obligations then due and owing to the Class B Lenders or Class B Indemnitees, including all unpaid Obligations that were due and owing but not paid to the Class B Lenders or Class B Indemnitees on previous Interest Payment Dates due to the application of clause (B);
(xiii)    thirteenth, (A) prior to the occurrence of a Specified Servicer Default, to pay all other Obligations or any other amount then due and owing hereunder; (B) on and after the occurrence of a Specified Servicer Default until the Class A Loans have been reduced to zero, to the Class A Lenders based on their Pro Rata Shares at the direction of the Administrative Agent, to pay in reduction of the Class A Loans, an amount equal to any other Obligations or any other amount then due and owing to the Class B Lenders or Class B Indemnitees that would have been paid to the Class B Lenders or Class B Indemnitees if clause (A) applied and (C) on and after the occurrence of a Specified Servicer Default, but only if the Class A Loans have been previously reduced to zero, to pay all other Obligations or any other amount then due and owing hereunder, including all unpaid Obligations or any other amounts that were due and owing but not paid to the Class B Lenders or Class B Indemnitees on previous Interest Payment Dates due to the application of clause (B);
(xiv)    fourteenth, from the First Amendment Effective Date to but excluding the Relief Period End Date, (A) prior to the occurrence of a Specified Servicer Default, all remaining amounts to be applied on a pro rata basis, at the direction of the Administrative Agent, to the Class A Lenders and the Class B Lenders to repay the principal of the Loans (which amount shall be allocated to the Class A Loans and the Class B Loans pro rata based on the Class A Commitments and the Class B Commitments (and thereafter allocated to each Class A Lender or Class B Lender, as applicable, based on their related Pro Rata Shares)) and (B) on and after the occurrence of a Specified Servicer Default, all remaining amounts to be applied (1) first, to the Class A Lenders based on their Pro Rata Shares at the direction of the Administrative Agent, to repay the principal of the Class A Loans and (2) second, after the Class A Loans have been reduced to zero, to the Class B Lenders based on their Pro Rata Shares at the direction of the Administrative Agent, to repay the principal of the Class B Loans;
(xv)    fifteenth, (A) prior to the occurrence of a Specified Servicer Default, at the election of Company, on a pro rata basis, at the direction of the Administrative Agent, to the Class A Lenders and the Class B Lenders to repay the principal of the Loans (which amount shall be allocated to the Class A Loans and the Class B Loans pro rata based on the Class A Commitments and the Class B Commitments (and thereafter allocated to each Class A Lender or Class B Lender, as applicable, based on their related Pro Rata Shares)) and (B) on and after the occurrence of a Specified Servicer Default, at the election of Company, (1) first, to the Class A Lenders based on their Pro Rata Shares at the direction of the Administrative Agent, to repay the principal of the Class A Loans and (2) second, after the Class A Loans have been reduced to zero, to the Class B Lenders based on their Pro Rata Shares at the direction of the Administrative Agent, to repay the principal of the Class B Loans; and
(xvi)    sixteenth, to the extent that no Principal Payment Amount Adjustment Event would exist after giving effect to such distribution, any remainder to Company or as Company shall direct consistent with Section 6.5; provided, that if and to the extent a Principal Payment Amount Adjustment Event would occur after giving effect to any such distribution to the Company, then such amount of such distribution shall be paid to reduce the outstanding principal balance of the Loans, as follows: (A) prior to the occurrence of a Specified Servicer Default, such amount shall be

Exhibit 10.1

allocated to the Class A Loans and the Class B Loans pro rata based on the Class A Commitments and Class B Commitments (and thereafter allocated to each Class A Lender or Class B Lender, as applicable, based on their related Pro Rata Shares), and (B) on and after the occurrence of a Specified Servicer Default, such amount shall be allocated (1) first, to the Class A Lenders based on their Pro Rata Shares at the direction of the Administrative Agent, to repay the principal of the Class A Loans and (2) second, after the Class A Loans have been reduced to zero, to the Class B Lenders based on their Pro Rata Shares at the direction of the Administrative Agent, to repay the principal of the Class B Loans.”
1.5    Section 2.11(b) of the Credit Agreement is hereby amended to restate clause (i) as set forth below:
(i) first, to Company, amounts sufficient for Company to maintain its limited liability company existence and to pay similar expenses up to an amount not to exceed $1,000 in any Fiscal Year, and only to the extent not previously distributed to Company during such Fiscal Year pursuant to Section 2.11(a)(i) or 2.11(a)(xvi) above;
1.6     Section 5.1(k) of the Credit Agreement is hereby amended as follows:
(a)    clause (i) is hereby amended and restated in its entirety as follows:
“(i)    on either Thursday or Friday of each week (or if such day is not a Business Day, the immediately preceding Business Day), a Borrowing Base Report;”
(b)    clause (iii) is hereby amended by replacing “; and” with “;”.
(c)     clause (iv) is hereby amended by replacing “.” with “; and”.
(d)    A new clause (v) is hereby added thereto as follows:
“(v) such other reporting specific to the Receivables or the Company as reasonably requested by the Administrative Agent or any Lender during the Relief Period, the Step Down Phase 1 Period and Step Down Phase 2 Period (including without limitation, measures of actual to scheduled contractual collections and Company’s liquidity on a weekly basis).”
1.7     Section 6.5 of the Credit Agreement is hereby amended by (x) replacing “Section 2.11(a)(xv)” with “Section 2.11(a)(xvi)” where it appears therein and (y) by replacing the portion thereof beginning with “[n]otwithstanding anything herein to the contrary” in its entirety with the following sentence:
Notwithstanding anything herein to the contrary herein, (i) on any Credit Date with respect to a Credit Extension, and (ii) on any date the Loans are repaid hereunder as described in the last sentence of Section 2.1(b) when the Early Amortization Period or Relief Period is not in effect and there is no Borrowing Base Deficiency, Company may without further action on the part of Company distribute the proceeds of such Credit Extension, or such amounts that have been released from the Reserve Account, as applicable, to Holdings so long as no Borrowing Base Deficiency has occurred or would result therefrom (each, a “Borrower Distribution”). For the avoidance of doubt, notwithstanding anything to the contrary herein, the Company shall not be permitted to make any Restricted Junior Payments during the Relief Period.

Exhibit 10.1

1.8    Section 7.1(c) of the Credit Agreement is hereby amended and restated as follows:
(c) Breach of Certain Covenants. (i) Failure of Company to perform or comply with any term or condition contained in Section 2.3, Section 2.10, Section 5.1(j), Section 5.2, Section 5.7 or Section 6, or failure to distribute Collections in accordance with Section 2.11, (ii) failure of Company to comply with any term or covenant in the letter agreement dated as of May 20, 2020 among Company, Holdings, the Administrative Agent and the Lenders or (iii) failure of Holdings to perform or comply with any term or condition contained in Section 6 of the Undertakings Agreement; or

1.9    Appendix C to the Credit Agreement. Appendix C to the Credit Agreement is amended as set forth on Exhibit A hereto.
1.10    Appendix D to the Credit Agreement. Appendix D to the Credit Agreement is amended as set forth on Exhibit B hereto.
1.11    Appendix E to the Credit Agreement. Appendix E to the Credit Agreement is amended as set forth on Exhibit C hereto.
1.12    Appendix F to the Credit Agreement. A new Appendix F as set forth on Exhibit D hereto is hereby added to the Credit Agreement.
1.13    Appendix G to the Credit Agreement. A new Appendix G as set forth on Exhibit E hereto is hereby added to the Credit Agreement.
SECTION 2. AGREEMENT TO APPLY COLLECTIONS
The Company, Administrative Agent and the Lenders agree to apply all of the Collections, including the Retained April Collections, in the Collection Account as of the date hereof as set forth in the Borrowing Base Certificate delivered to the Administrative Agent and the Lenders on the First Amendment Effective Date to (i) distribute $1,808,332 to the Company to make a distribution to Holdings and (ii) to repay the Loans pro rata based on the Class A Commitments and Class B Commitments (and thereafter allocated to each Class A Lender or Class B Lender, as applicable, based on their related Pro Rata Shares).
SECTION 3.    REPRESENTATIONS AND WARRANTIES
In order to induce the Administrative Agent and the Lenders party hereto to enter into this Amendment, Company represents and warrants to the Administrative Agent and each Lender, on the First Amendment Effective Date, that the following statements are true and correct, it being understood and agreed that the representations and warranties made on the First Amendment Effective Date are deemed to be made concurrently with the consummation of the transactions contemplated hereby:
3.1    Due Authorization. The execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of Company.
3.2    Binding Obligation. This Amendment has been duly executed and delivered by Company and is the legally valid and binding obligation of Company enforceable against Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium

Exhibit 10.1

or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.
3.3    Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Section 4 of the Credit Agreement are true and correct in all material respects on and as of the First Amendment Effective Date (as defined below) as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof.
3.4    Absence of Certain Circumstances.
(a)    No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default, an Event of Default or a Servicer Default.
(b)    After giving effect to the amendments herein, no Borrowing Base Deficiency shall have occurred and be continuing under the Credit Agreement or will result from the consummation of the transactions contemplated by this Amendment.
SECTION 4. MISCELLANEOUS
4.1    Conditions of Effectiveness. This Amendment (other than Section 4.10 below) shall become effective as of the date (such date, the “First Amendment Effective Date”) on which:
(a)    the Administrative Agent has received counterparts of (i) this Amendment executed by Company, the Administrative Agent and the Lenders party hereto, (ii) Amendment No. 1 to Asset Purchase Agreement, dated as of the First Amendment Effective Date, substantially in the form attached as Exhibit F hereto, executed by Company, On Deck Capital, Inc. (“Holdings”), the Lenders party thereto and the Administrative Agent, and (iii) Amendment No. 1 to Servicing Agreement, dated as of the First Amendment Effective Date, substantially in the form attached as Exhibit G hereto, executed by Company, Holdings, the Lenders party thereto and the Administrative Agent;
(b)    the Administrative Agent shall have received a pro forma Borrowing Base Certificate setting forth the calculations required to be provided pursuant to the form thereof, after giving effect to the application of all of the Collections, including the Retained April Collections, in the Collection Account as of the date hereof, in accordance with Section 2;

(c)    no Borrowing Base Deficiency shall exist after giving effect to the amendments to the Credit Agreement set forth herein; and
(d)    the Company shall have paid in full (i) the Administrative Agent’s costs and expenses, including the fees and expenses of counsel to the Administrative Agent, in connection with this Amendment and the Temporary Waiver and (ii) the fees and expenses of counsel to the Lenders in connection with this Amendment and the Temporary Waiver.
4.2    Reference to and Effect on the Credit Agreement and the Other Credit Documents.

Exhibit 10.1

(a) On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Credit Documents and the Related Agreements to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. This Amendment is hereby designated as a Credit Document for all purposes of the Credit Documents.
(b)    This Amendment is hereby designated as a Credit Document.
(c)     Except as expressly set forth herein, no other amendments, changes or modifications to the Credit Agreement and each other Credit Document are intended or implied, and in all other respects the Credit Agreement and each other Credit Document are and shall continue to be in full force and effect and are hereby in all respects specifically ratified, restated and confirmed by all parties hereto as of the First Amendment Effective Date and Company shall not be entitled to any other further amendment by virtue of the provisions of this Amendment or with respect to the subject matter of this Amendment. To the extent of conflict between the terms of this Amendment and the other Credit Documents, the terms of this Amendment shall control. The Credit Agreement and this Amendment shall be read and construed as one agreement.
(d) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the Administrative Agent, the Collateral Agent or the Paying Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.
4.4    RELEASE. IN CONSIDERATION OF THE AMENDMENTS CONTAINED HEREIN THE SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, COMPANY, ON BEHALF OF ITSELF AND ITS SUBSIDIARIES, HEREBY IRREVOCABLY RELEASES AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT AND EACH LENDER AND EACH OF THEIR RESPECTIVE AFFILIATES AND ITS OFFICERS, PARTNERS, DIRECTORS, TRUSTEES, EMPLOYEES AND AGENTS (EACH, A “RELEASED PERSON”) OF AND FROM ALL DAMAGES, LOSSES, CLAIMS, DEMANDS, LIABILITIES, OBLIGATIONS, ACTIONS AND CAUSES OF ACTION WHATSOEVER WHICH ANY SUCH PERSON MAY NOW HAVE OR CLAIM TO HAVE ON AND AS OF THE DATE HEREOF AGAINST ANY RELEASED PERSON, WHETHER PRESENTLY KNOWN OR UNKNOWN, LIQUIDATED OR UNLIQUIDATED, SUSPECTED OR UNSUSPECTED, CONTINGENT OR NON-CONTINGENT, AND OF EVERY NATURE AND EXTENT WHATSOEVER WITH RESPECT TO THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED THEREBY (COLLECTIVELY, “CLAIMS”). COMPANY REPRESENTS AND WARRANTS TO THE ADMINISTRATIVE AGENT AND EACH LENDER THAT NONE OF IT OR ITS SUBSIDIARIES HAS GRANTED OR PURPORTED TO GRANT TO ANY OTHER PERSON ANY INTEREST WHATSOEVER IN ANY CLAIM, AS SECURITY OR OTHERWISE.
4.5    Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto, each of the Lenders and each of their respective successors and assigns.
4.6    Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) THEREOF.

Exhibit 10.1

4.7    Execution in Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The words “execution,” signed,” “signature,” and words of like import in this Amendment or in any other certificate, agreement or document related to this Amendment shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.
4.8    Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
4.9    Administrative Agent and Lender Consent. Each of the Administrative Agent and the Lenders hereby consents to Amendment No. 1 to the Asset Purchase Agreement and Amendment No. 1 to the Servicing Agreement attached hereto as Exhibits F and G, respectively.
4.10    Extension of Temporary Waiver and Consent. Effective as of the date hereof, the “Waiver Period” as defined in Section 1.1 of that certain Temporary Waiver and Consent, dated as of May 14, 2020, by and among the Company, solely with respect to Section 3 thereof, Holdings, the Lenders and the Administrative Agent, is hereby extended to end at the close of business on May 20, 2020.
IN WITNESS THEREOF, the parties hereto have caused this Amendment No. 1 to Credit Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ONDECK ASSET FUNDING II LLC,
as Company

By:    /s/ Kenneth A. Brause
Name:    Kenneth A. Brause
Title:     Chief Financial Officer

ARES AGENT SERVICES, L.P.,
as Administrative Agent

By: Ares Agent Services GP LLC,
its General Partner

By:    /s/ Jeffrey W. Kramer
Name:    Jeffrey W. Kramer
Title:     Authorized Signatory

Exhibit 10.1

LIBERTY MUTUAL INSURANCE COMPANY,
as a Class A Lender

By: Liberty Mutual Group Asset Management Inc., its Adviser

By:    /s/ Paul Mitrokostas
Name:    Paul Mitrokostas
Title:     Executive Vice President

PEERLESS INSURANCE COMPANY,
as a Class A Lender

By: Liberty Mutual Group Asset Management Inc., its Adviser

By:    /s/ Paul Mitrokostas
Name:    Paul Mitrokostas
Title:     Executive Vice President

EMPLOYERS INSURANCE COMPANY OF WAUSAU,
as a Class A Lender

By: Liberty Mutual Group Asset Management Inc., its Adviser

By:    /s/ Paul Mitrokostas
Name:    Paul Mitrokostas
Title:     Executive Vice President

THE OHIO CASUALTY INSURANCE COMPANY,
as a Class A Lender

By: Liberty Mutual Group Asset Management Inc., its Adviser

By:    /s/ Paul Mitrokostas
Name:    Paul Mitrokostas
Title:     Executive Vice President

Exhibit 10.1

LIBERTY MUTUAL FIRE INSURANCE COMPANY, as a Class A Lender

By: Liberty Mutual Group Asset Management Inc., its Adviser

By:    /s/ Paul Mitrokostas
Name:    Paul Mitrokostas
Title:     Executive Vice President

SAFECO INSURANCE COMPANY OF AMERICA,
as a Class A Lender

By: Liberty Mutual Group Asset Management Inc., its Adviser

By:    /s/ Paul Mitrokostas
Name:    Paul Mitrokostas
Title:     Executive Vice President

ARES SECURED INCOME MASTER FUND LP,
as a Class A Lender

By: Ares Management LLC,
its Manager

By:    /s/ Jeffrey W. Kramer
Name:    Jeffrey W. Kramer
Title:     Authorized Signatory

SONORAN CACTUS PRIVATE ASSET BACKED FUND, LLC,
as a Class B Lender

By: Ares Cactus Operating Manager GP, LLC, its Manager

By:    /s/ Jeffrey W. Kramer
Name:    Jeffrey W. Kramer
Title:     Authorized Signatory

Exhibit 10.1

GLENLAKE LOAN FUND, LLC,
as a Class B Lender

By: Ares Management LLC, its Investment Manager

By:    /s/ Jeffrey W. Kramer
Name:    Jeffrey W. Kramer
Title:     Authorized Signatory

ARES CREDIT STRATEGIES INSURANCE DEDICATED FUND SERIES OF SALI MULTI-SERIES FUND, L.P.,
as a Class B Lender

By: Ares Management LLC, its investment subadvisor

By:    /s/ Matthew G. Jill
Name:    Matthew G. Jill
Title:     Authorized Signatory

SA REAL ASSETS 20 LIMITED,
as a Class B Lender

By: Ares Management LLC, its investment manager

By:    /s/ Matthew G. Jill
Name:    Matthew G. Jill
Title:     Authorized Signatory

ARES ASSET-BACKED LOAN FUND LP,
as a Class B Lender

By: Ares Capital Management III LLC, its
management company

By:    /s/ Jeffrey W. Kramer
Name:    Jeffrey W. Kramer
Title:     Authorized Signatory